Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Jones, Chief Executive Officer of Rackspace Technology, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.The Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rackspace Technology, Inc.

Date:	August 31, 2020	By:	/s/ Kevin Jones
Kevin Jones
Chief Executive Officer; Director
(Principal Executive Officer)